UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 25, 2011

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
              (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

      FLORIDA                           000-30392                   13-4172059
      -------                           ---------                   ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
   OF INCORPORATION)                                             IDENTIFICATION)


             335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                      N/A

         (Former name or former address, if changed since last report)



|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT.

Effective January 25, 2011 by written action and vote of Sedam Limited, Bengt Odner, Black Family 1997 Trust, Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Joshua Black, Leon D. Black Trust UAD 11/30/92 FBO Benjamin Black, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon D. Black Trust UAD 11/30/92 FBO Victoria Black, John Hannan, Orchard Investments LLC and Richard Ressler (the "Majority Shareholders") representing 66,134,887 shares of the Company's common stock, a majority or 51.08% of the outstanding shares based upon the Company's certified list of shareholders, pursuant to Title XXXVI, Chapter 607,
Section 607.0704 of the Florida Statutes and the Company's Bylaws, Article II
Section 5 of the Company's Bylaws was amended so that the Company shall have a minimum of one (1) director but no more than eleven (11) directors. The amendment to the Bylaws increases the maximum number of directors the Company is permitted from seven (7) to eleven (11). Also by a vote of the Majority Shareholders, each of the Company's existing directors: Nitin Amersey, Peter Bloch, John Dunlap, III, Elbert O. Hand, David J. Johnson and Mark Yung were re-elected as directors of the Company. Additionally, Benjamin Black, Joshua Black, John Hannan, Zohar Loshitzer and John Suydam were elected by the Majority Shareholders as members of the Board of Directors effective January 25, 2011. At the present time Messrs Benjamin Black, Joshua Black, Hannan, Loshitzer, and Suydam have not been nominated to serve on any of the Company's committees.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) See Item 5.01 above.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) See Item 5.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

      3.01 Text of amendment to the Company's Bylaws, Article II, Section 5.




                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.



Date: January 27, 2011
                                     By: /s/ David J. Johnson
                                         -----------------------
                                         David J. Johnson Chief Executive
                                         Officer and President